UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2008

GENTA INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19635 (Commission File Number)	33-0326866 (I.R.S. Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ (Address of Principal Executive Offices)	07922 (Zip Code)

(908) 286-9800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2008, Genta Incorporated issued a press release announcing financial results and corporate highlights for the quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 2, 2008, Genta Incorporated (the “Company”) received a letter from The NASDAQ Listing Qualifications Panel stating that the Company has not regained compliance with the minimum stockholders’ equity requirement for continued listing on the NASDAQ Capital Market (“NASDAQ”) as set forth in NASDAQ Marketplace Rule 4450(a)(3). The letter further states that the Company’s common stock will be delisted as of the opening of the market on May 6, 2008. As a result, the Company began the process of transferring the trading of its common stock from the NASDAQ Capital Market to the Over-the-Counter Bulletin Board (“OTCBB”) maintained by the Financial Industry Regulatory Authority (“FINRA”).

On May 6, 2008, the Company was advised by FINRA that it had cleared a market maker’s Form 211 application to quote the Company’s stock on the Over-the-Counter Bulletin Board (OTCBB). As a result, trading and quotations for the Company’s common stock began on the OTCBB on Wednesday, May 7, 2008.

A copy of the Company’s press release on May 6, 2008 announcing the Company’s pending transfer of its common stock to the OTCBB is attached hereto as Exhibit 99.2.

A copy of the Company’s press release on May 6, 2008 announcing the Company’s transfer of its common stock to the OTCBB is attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 8, 2008, relating to the First Quarter Results and Corporate Highlights
99.2	Press Release, dated May 6, 2008, relating to the pending transfer of the Company’s common stock to the OTCBB.
99.3	Press Release, dated May 6, 2008, relating to the transfer of the Company’s common stock to the OTCBB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
By:	/s/ GARY SIEGEL
	Name:	Gary Siegel
	Title:	Vice President, Finance

Dated: May 8, 2008